Exhibit 10.2

DAYSTAR TECHNOLOGIES, INC. STOCK OPTION GRANT NOTICE

DayStar Technologies, Inc. (the “Company”), hereby grants to the Optionholder set forth below an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Option Agreement and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

	Optionholder:	Magnus Ryde
	Date of Grant:	February 15, 2010
	Number of Shares Subject to Option:	5,000,000
	Exercise Price (Per Share):	FMV (market closing price on 2-16-10)
Total Exercise Price:
	Expiration Date:	February 15, 2020

Type of Grant:	Nonstatutory Stock Option
Exercise Schedule: Same as Vesting Schedule
Vesting:		Options to purchase 1,500,000 shares are vested as of the date of grant and options to purchase an additional 1,500,000 shares shall become vested on
December 31, 2010. An option to purchase additional shares shall vest upon the achievement of the performance threshold set forth below:
	Additional Shares Vested	Performance Threshold
	2,000,000	Capital raise of at least $20,000,000

Vesting will be accelerated upon the occurrence of a change of control as defined in your employment agreement.
Payment:		By one or a combination of the following items (described in the Option
Agreement):

·	By cash, check bank draft or money order payable to the Company

·	Pursuant to a Regulation T Program if the shares are publicly traded

·	Subject to the Company’s consent at the time of exercise, by delivery of already-owned shares

·	Subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice and the Option Agreement. Optionholder further acknowledges that as of the Date of Grant, Optionholder’s employment agreement, this Stock Option Grant Notice and the Option Agreement set forth the entire

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Exhibit 10.2

understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject.

DAYSTAR TECHNOLOGIES, INC.		OPTIONHOLDER:
By:		By:

	Signature	Signature
Name: Peter A. Lacey		Name: Magnus Ryde

Title:	Chairman	Date:

Date:	February 15, 2010

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BOS 46,581,777v5